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TABLE OF CONTENTS

RMR Real Estate Securities Fund

Class A and Class C Shares

Prospectus

Advisor
RMR Advisors, Inc.
400 Centre Street
Newton, Massachusetts 02458
Telephone: (617) 332-9530

Transfer Agent
ALPS Fund Services, Inc.
P.O. Box 44173
Denver, Colorado 80201
Telephone: (866) 759-5680

December 31, 2007

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

i

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

        The investment objective of RMR Real Estate Securities Fund, or we, us or the Fund, is total return through investment in real estate securities. In pursuing total return, we emphasize both capital appreciation and current income. We may change our investment objective without shareholder approval, although we have no current intention to do so.

Principal Investment Strategies

        In managing our portfolio, our investment advisor, RMR Advisors, Inc., or our Advisor, employs both bottom up and top down methods in selecting securities for the Fund. The Advisor's bottom up approach is distinguished from those of other investment advisors in that it has extensive access, through its affiliation with Reit Management & Research LLC, or Reit Management, to real estate experts. The portfolio managers set the portfolio strategy with the benefit of insights from these experts who can provide observations regarding local, regional and national real estate trends and fundamentals. The Advisor's top down analysis uses traditional equity analysis to assess a company's portfolio, current business strategy, capital structure and management track record. The portfolio managers also create valuation models based on discounted cash flow and net asset value, and utilize a proprietary ranking process based on these models when constructing our portfolio.

        Real Estate Companies.    For purposes of our investment policies, a real estate company is one that:

  •
  derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate; or

  •
  has at least 50% of its assets invested in real estate.

        Normally, we invest at least 80% of our total assets in the equity securities of real estate companies. These equity securities can consist of:

  •
  common stocks; and

  •
  preferred stocks.

        Real Estate Investment Trusts.    We may invest without limit in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended, or the Code. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gain) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and we intend to use these REIT dividends in an effort to meet the current income goal of our investment objective.

        Types of REITs.    REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At this time, we expect to focus our investments primarily in common and preferred stocks issued by equity REITs.

        Common Stock.    Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of individual REITs or other companies. These factors will include the financial condition of the companies, the types of real estate in which the companies are invested, the location of the real estate in which the companies are invested, the economic and market conditions affecting the companies, the economic and market conditions affecting the real estate in which the companies are invested, the companies' growth potential, the security of the companies' current common share distributions, the potential for increases in the common share distributions and our Advisor's assessment of the quality of the companies' management.

        Preferred Stock.    Our Advisor will evaluate a number of factors in deciding whether to invest in preferred shares of individual REITs or other companies. In addition to reviewing the same factors applicable to investments in common shares, our Advisor expects to consider the yields available, the ratings applicable to the preferred shares, the trading liquidity of the particular issuance of preferred shares, issuer call rights, if any, applicable to the preferred shares.

        Please refer to "Additional Investment Information" for descriptions of our other investment strategies.

Principal Risks

        As with any mutual fund investment, you may lose money. Because prices of equity securities fluctuate from day to day, the value of our portfolio and the price per share will vary based upon general market conditions and the value of the securities held in our portfolio. In addition, the value of your investment may be affected by one or more of the following risks, any of which could cause our total return or the price of our shares to decrease or our yield to fluctuate.

        Real Estate Securities Risks.    A number of risks are created by our investment focus on real estate securities, including: changes in the value of real estate properties; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; and variations in rental income, neighborhood values or the appeal of property to tenants.

        Risks of REITs.    Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Our investments in REITs can, in particular, be adversely affected by a deterioration in the creditworthiness of property owners and changes in interest rates, in the case of REITs that primarily hold mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and possibility of failing to qualify for tax-free pass-through of income under the Code. At this time, we do not anticipate investing in mortgage REITs.

        Smaller Company Risk.    Many real estate companies tend to be small or medium sized companies compared to companies listed in the U.S. equity markets as a whole. Most real estate companies also use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by real estate companies may be more volatile than securities issued by larger, less leveraged companies. These facts can adversely affect our financial performance, especially if we purchase or sell large amounts of an individual security within a short time.

        Interest Rate Risk.    Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and reduce the value of a REIT's investments. Rising interest rates also may make investments in securities which pay dividends, like REITs, less attractive to investors. For these reasons, among others, rising interest rates may decrease the value of your investment in our shares.

        Credit Risk.    Our ability to collect payments due to us from the issuers of preferred securities is generally dependent upon the creditworthiness of the issuers. The risk that an issuer of a preferred security does not make anticipated payments is known as credit risk. Adverse changes to a preferred issuer's financial position or business prospects generally increase credit risk and will lower the value of investments in preferred securities of the issuer which we may own. Generally, lower rated securities have greater credit risk than higher rated securities.

        Concentration Risk.    Our investment objective will concentrate our portfolio in the real estate industry. If the value of real estate generally declines, the market value of the securities of those companies whose principal business is real estate is likely to decline. If these declines occur, they are likely to cause a decline in the value of your investment. The value of our shares may be more volatile than the value of shares of a mutual fund with investments in a mix of different industries.

        Non-Diversification Risk.    Because our investment portfolio will be less diversified than that of most other investment companies, the market prices of your investment in our shares over time are likely to be more volatile than market prices of an investment in a diversified fund.

        Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

        We will commence operations on January 2, 2008. No performance information is currently available.

FEES AND EXPENSES

        The following table describes the fees and expenses you would pay if you bought and held our shares. These fees and expenses are estimated for the current fiscal year and are expressed as a percentage of our average daily net assets.

        Shareholder Fees (fees paid directly from your investment):

	Class A		Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	(1)	0.00%
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	0.00%	(2)	1.00%	(3)
Redemption Fee (as a percentage of redemption proceeds)	2.00%	(4)	2.00%	(4)

        Annual Fund Operating Expenses (expenses that are deducted from our assets):

	Class A	Class C
Management Fee	0.75%	0.75%
Distribution and Service (12b-1) Fees(5)	0.35%	1.00%
Other Expenses(6)	0.66%	0.66%
Total Annual Fund Operating Expenses Before Expense Waiver	1.76%	2.41%
Contractual Expense Waiver(7)(8)	0.26%	0.26%
Total Annual Fund Operating Expenses After Expense Waiver	1.50%	2.15%

        Example

        The following example is to help you compare the cost of investing in our shares with the cost of investing in the shares of other funds. The example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period, that you reinvest all of your dividends, that our operating expenses remain the same and that all expense limitations remain in effect for one year. The example is for illustration only, and your actual costs may be higher or lower.

	1 year	3 years	5 years	10 years
Class A shares	$600	$952	$1,304	$2,184
Class C shares
Assuming redemption at the end of the period	$315	$797	$1,279	$2,484
Assuming no redemption at the end of the period	$215	$697	$1,179	$2,384

(1)
You may be able to reduce or eliminate the sales charge. See "Share Classes—Class A Shares—Reducing the Front End Sales Charge".

(2)
A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following a purchase without a sales charge.

(3)
A contingent deferred sales charge of 1.00% applies on redemptions made within one year.

(4)
You will be assessed a redemption fee (payable to the Fund) of 2.00% if you redeem Fund shares within 60 days of investing in the Fund. See "Purchases and Sales of Our Shares—Selling Our Shares—Redemption Fee" for additional information.

(5)
Class A shares pay distribution fees and services fees of 0.25% and 0.10%, respectively, and Class C shares pay distribution fees and services fees of 0.75% and 0.25%, respectively.

(6)
Based on estimated amounts for the current fiscal year.

(7)
The Fund has entered into an expense limitation agreement with our Advisor whereby the Total Annual Fund Operating Expenses for our Class A and Class C shares (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extra ordinary expenses not incurred in the ordinary course of our business, and amounts payable under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, or 1940 Act) are limited to 1.15% of our average daily net assets for the period ended December 31, 2008 and in any year in which the agreement is in effect.

(8)
Under certain circumstances, any fees waived or expenses reimbursed by our Advisor may, with the approval of our board of trustees, be repaid to our Advisor.

ADDITIONAL INVESTMENT INFORMATION

        In addition to the principal investment strategies discussed above, we may at times invest some of our assets in the investment strategies and may engage in certain investment techniques as described below. The Statement of Additional Information, or SAI, provides a more detailed discussion of certain of these and other securities and indicates if we are subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. We are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

        Convertible Securities.    We may invest in convertible securities. In deciding whether to invest in convertible securities, our Advisor will consider the investment characteristics of the primary security such as the ratings and the interest rate or distribution yield, the investment characteristics of the securities into which the convertible securities may be exchanged and the terms applicable to the exchange transactions such as timing of the exchange elections and the ability of the issuers to compel or accelerate exchange decisions and our Advisor's assessment of the quality of the issuing companies and their management.

        Illiquid Securities.    We will not invest more than 15% of our net assets in illiquid securities. A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price that approximates its fair value.

        Non-U.S. Securities.    We may invest up to 15% of our total assets in securities of non-U.S. issuers. We will not invest more than 5% of our total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Such risks may include currency risks, future political and economic developments, the possible imposition of foreign withholding taxes on income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign owned assets, or the adoption of other foreign governmental restrictions which might adversely affect the payments on such securities or our ability to sell such securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record keeping standards and requirements as issuers in this Country. Also, dividend income we receive from foreign securities may have different tax treatment than the dividend income we receive from U.S. issuers.

        Defensive Positions.    In anticipation of, or in response to, adverse market conditions or for cash management purposes, we may temporarily hold all or any portion of our assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt. During periods when we have such defensive investments, we may not achieve our investment objective.

        Short Term Trading.    Under normal conditions, we do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, we intend to purchase and sell securities to accomplish our investment objective and in consideration of our then current view of prevailing or anticipated market conditions that we believe may impact the value of those securities. For example, we may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, we do not expect that our annual turnover rate under normal market conditions will be greater than 100%.

        Other Investments.    Our Advisor may use a variety of other investment techniques or strategies in pursuing our investment program. These techniques or strategies may include investing in securities of other investment companies; and various derivative instruments, including puts, calls and options on securities, options on securities indices, options on foreign currencies, forward foreign currency contracts, and futures contracts; and the use of leverage and short sales. Various risks are associated with these investment techniques and strategies. See our SAI for more information about these and other investment techniques and strategies our Advisor may use in pursuing our investment program.

MANAGEMENT

        The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and our Advisor, subject always to our investment objective, restrictions and policies and to the general supervision of our board of trustees. One of our trustees is a beneficial owner of our Advisor. Some of our officers are also officers of Reit Management and its affiliates. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Trust" in the SAI.

Our Advisor

        RMR Advisors, Inc. is our investment manager and is located at 400 Centre Street, Newton, Massachusetts 02458. Our Advisor acts as investment manager for seven closed end funds. Our Advisor is an affiliate of Reit Management, which manages three publicly owned REITs and two publicly owned real estate based operating companies. As of November 30, 2007, our Advisor had about $424 million in assets under management. Our Advisor and its affiliates, including Reit Management, manage public companies which have about $15 billion of total market capital as of November 30, 2007. We will not invest in any securities issued by any company which is affiliated with our Advisor or Reit Management.

        We will pay our Advisor a monthly fee equal to an annual rate of 0.75% of our average daily net assets.

        In the interest of limiting our expenses until December 31, 2008, our Advisor has entered into an expense limitation agreement, or Expense Limitation Agreement, with the Trust. Under the Expense Limitation Agreement, our Advisor has agreed to waive or limit its fees and to assume other expenses so that our total operating expenses for Class A and Class C shares (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of our business, and amounts payable under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, or 1940 Act) are limited to 1.15% of our average daily net assets.

        We may at a later date reimburse our Advisor for the management fees waived or limited and other expenses assumed and paid by our Advisor under the Expense Limitation Agreement provided that we have reached a sufficient asset size to permit such reimbursement to be made without causing our total annual expense ratio for Class A and Class C shares to exceed 1.50% and 2.15%, respectively, of our average daily net assets. Consequently, we will make no reimbursement unless (i) our total annual expense ratio for Class A and Class C shares is less than 1.50% and 2.15%, respectively, of our average daily net assets and (ii) our board of trustees has approved such reimbursement. Under the Expense Limitation Agreement, we will reimburse our Advisor only for fees waived or expenses reimbursed during the three year period immediately preceding such reimbursement.

        The total amount of reimbursement to which our Advisor may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by our Advisor and (ii) all other payments previously remitted by our Advisor to us during any of the previous three fiscal years, less any reimbursement that we have previously paid to our Advisor with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by our Advisor to us.

        A discussion regarding the basis of our board of trustees' approval of the investment advisory agreement with our Advisor will be available in the Fund's semiannual report to shareholders for the period ending June 30, 2008.

Our Portfolio Managers

        Our portfolio managers are:

        Fernando Diaz.    Mr. Diaz is one of our Vice Presidents. Mr. Diaz has been employed by our Advisor since May 2007 and is one of our Advisor's Vice Presidents. Since May 2007, Mr. Diaz also has been a portfolio manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund. He has also been a portfolio manager of RMR Dividend Capture Fund since December 2007. Prior to joining our Advisor, Mr. Diaz was a senior REIT analyst and assistant portfolio manager with GID Securities, LLC from 2006 to 2007 and a senior REIT analyst and assistant portfolio manager with SSgA/The Tuckerman Group from 2001 to 2006.

        Adam D. Portnoy.    Mr. Portnoy is our President. Mr. Portnoy is also our Advisor's President and a minority beneficial owner of our Advisor. Since May 2007, Mr. Portnoy also has been a portfolio manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund. Mr. Portnoy has also been a portfolio manager of RMR Dividend Capture Fund since December 2007. He is also a director, President, Chief Executive Officer and a minority beneficial owner of Reit Management. He is also a Managing Trustee of three REITs: HRPT Properties Trust, Hospitality Properties Trust and Senior Housing Properties Trust. Prior to joining our Advisor and REIT Management in 2003, Mr. Portnoy was Senior Investment Officer with the International Finance Corporation, a part of the World Bank Group, and an investment banker.

        Barry M. Portnoy.    Mr. Portnoy is one of our trustees and has been a portfolio manager and trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund since their inception in 2003, 2004, 2005 and 2007. Mr. Portnoy has also been a trustee of RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund since their inception in 2006 and 2007, respectively. He is also a Managing Trustee of three REITs: HRPT Properties Trust, Hospitality Properties Trust and Senior Housing Properties Trust, and he has held those positions since these companies began business in 1986, 1995 and 1999, respectively. Mr. Portnoy is also a Managing Director of Five Star Quality Care, Inc. and of TravelCenters of America LLC, and has been since these companies became publicly owned in 2001 and 2007, respectively. He is a director, Chairman and majority beneficial owner of Reit Management, a director, Vice President and majority beneficial owner of our Advisor.

        The portfolio managers function as a team. Generally, Mr. Barry Portnoy provides strategic guidance, while Mr. Diaz and Mr. Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. More information concerning our portfolio managers' compensation, other accounts managed and ownership of securities is included in the SAI.

PRICING OF FUND SHARES

        The price at which you can purchase and redeem each class of our shares is the net asset value, or NAV, of that class of shares next determined after we receive your order in proper form, less any applicable sales charge or redemption fee. Proper form means that your request includes the name of the Fund and your account number, states the amount of the transaction (in dollars or shares), includes the signatures of all owners as registered on the account, signature guarantees (if necessary), any supporting legal documentation that may be required and any outstanding certificates representing shares to be redeemed.

        We determine the NAV of our shares on each day the New York Stock Exchange, or NYSE, is open for business, as of the close of the customary trading session (normally 4:00 p.m. eastern time). Thus, purchase and redemption orders must be received in proper form by the close of regular trading on the NYSE in order to receive that day's NAV; orders received after the close of trading on the NYSE will receive the next day's NAV. We have authorized one or more brokers to accept on our behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on our behalf. We will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker's designee, accepts the order, and that order will be priced at the next computed NAV after this acceptance. We determine NAV per share for each class by dividing that class's share of our net assets (i.e., its assets less liabilities) by the total number of outstanding shares of that class.

        Determinations of the NAV of our shares are made in accordance with generally accepted accounting principles. We value portfolio securities, including shares of REITs, for which market quotations are readily available at market values as indicated by the last sale prices reflected on the consolidated tape of the exchange that represents the principal market for such securities. If there has been no sale on a particular day for which we determine our NAV, securities are valued at the mean of the last available bid and asked prices on that day. If no bid or asked prices are quoted on such day then the securities will be valued by such method as our board of trustees shall determine in good faith to reflect its fair market value. We normally value securities traded primarily on the NASDAQ Stock Market, or NASDAQ, at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); and in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer.

        Some fixed income securities may be valued using pricing provided by a pricing service, when our board of trustees believes such prices reflect fair value.

        We value money market investments maturing within 60 days of our purchase date on the amortized cost basis.

        Any of our investment securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair values as determined in good faith by, or under the supervision of, our board of trustees. Also, we may consider available securities pricing to be unreliable if significant events occur after a market close; and, when closing market prices or market quotations are considered to be unreliable, we value securities by a method our trustees believe accurately reflects fair values. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures and, when the issuer of the security being fair valued has other securities outstanding, the market value of such other securities. The effect of using fair value pricing is that our shares' NAV will be subject to the judgment of our trustees instead of being determined by the market. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

        We reserve the right to reject any purchase order and to withdraw or suspend the offering of shares at any time. We may also request additional information from you in order to verify your identity. If you do not provide this information or if such information cannot be verified, we reserve the right to close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

SHARE CLASSES

        We offer three share classes: Class A, Class C and Class I. Only Class A and Class C shares are offered by this Prospectus. Each share class has its own sales charge and fee structure. Each share class has advantages and disadvantages for different investors. Because each investor's financial considerations are different, you should speak with your financial advisor to help you decide which share class is best for you.

Class A Shares

        If you purchase Class A shares, you will pay a front end sales charge at the time of purchase of up to 4.50% of the offering price, but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). In addition, Class A shares are subject to distribution (12b-1) fees of 0.25% of average daily net assets and services fees of 0.10% of average daily nets assets. Because Class A shares bear lower annual distribution and other expenses than Class C shares, they will tend to pay higher dividends than Class C shares.

        Front end sales charge.    The front end sales charge is deducted from your investment before it is invested in us. The actual front end sales charge you pay depends on the amount invested, as follows:

	Sales Charge as a Percentage of
Amount of Your Investment	Offering Price(1)	Net Amount Invested
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1 million	2.25%	2.30%
$1 million or more(2)	0.00%	0.00%

(1)
The offering price is the amount you actually pay for our shares and includes the applicable front end sales charge.

(2)
Foreside Distribution Services, L.P., our Distributor, may pay dealers a commission of up to 1.00% on investments of $1 million or more in Class A shares.

        Contingent Deferred Sales Charge (CDSC).    Although no front end sales charge applies to purchases of $1 million or more, if you invest $1 million or more in Class A shares and then sell those shares within one year of their purchase, you may pay a contingent deferred sales charge equal to 1.00% of the current NAV or the original cost of the shares that you sell, whichever is lower.

        You will not be assessed a contingent deferred sales charge for Class A shares if you redeem in the following situations:

  •
  death of a shareholder named on the relevant account;

  •
  disability of a shareholder named on the relevant account incurred after purchase of the shares; in order to be considered disabled, the shareholder's condition must meet the Social Security Administration's definition of disability;

  •
  to the extent the redemption represents a minimum required distribution from an individual retirement account or other retirement account or other retirement plan to a shareholder who is at least 70 1/2 years old;

  •
  to the extent the redemption is made in connection with limited automatic redemptions; or

  •
  to the extent the distribution is made pursuant to our right to liquidate or involuntarily redeem shares in a shareholder's account.

        Reducing the Front End Sales Charge.    As shown in the table above, you may reduce the front end sales charge by increasing the amount you invest in our Class A shares. You may be able to reduce or eliminate sales charges in the various manners described below. You should inquire into your eligibility for sales charge discounts at the time you make a purchase or redemption. At the time of your purchase, you must inform us, your dealer or other financial intermediary of any other investment in us that would count toward reducing your sales load. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a dealer or other financial intermediary other than the one handling your current purchase. In order to determine your eligibility for a sales charge discount, you may be asked to provide certain information or records at the time of purchase or sale, such as the existence of other accounts or account statements. If you do not let us, your dealer or other intermediary know that you are eligible for a discount, you may not receive the discount to which you are otherwise entitled. You may obtain more information about sales charge reductions and waivers from www.rmrfunds.com, the SAI or your dealer or financial intermediary.

        Aggregating Accounts.    The size of the total investment applies to the total amount being invested by any person, which includes:

  •
  you, your spouse and children under the age of 21;

  •
  a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account although more than one beneficiary is involved; and

  •
  any U.S. bank or investment advisor purchasing shares for its investment advisory clients.

        Rights of Accumulation.    A person (defined above) may take into account not only the amount being invested, but also the current NAV of our shares already held by such person in order to reduce the sales charge on the new purchase.

        Letter of Intention.    You may reduce your Class A sales charge by establishing a letter of intention. A letter of intention allows a person (defined above) to aggregate purchases of shares of the Fund during a twelve month period in order to reduce the sales charge. All shares of the Fund currently owned will be credited as purchases toward completion of the letter at the greater of their NAV on the date the letter is executed or their cost. You should retain any records necessary to substantiate cost basis because we, ALPS Fund Services, Inc. (our Transfer Agent) or your dealer or financial intermediary may not maintain this information. Capital appreciation and reinvested dividends and capital gains distributions do not count toward the required purchase amount during this twelve month period.

        NAV Purchases.    Our Class A shares may be sold at NAV (i.e., without a front end or contingent deferred sales charge) to the following:

  •
  current trustees, officers and employees of the Fund, our Advisor, our Distributor and certain firms providing services to us, and members of each such individual's immediate family;

  •
  insurance company separate accounts;

  •
  certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries that adhere to standards established by our Distributor;

  •
  retirement and deferred compensation plans (not including individual retirement accounts) and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code;

  •
  certain mutual fund programs sponsored by qualified intermediaries such as broker dealers and investment advisors; and

  •
  officers, partners, employees or registered representatives of broker dealers (at the time of initial share purchase) that have entered into sales agreements with our Distributor.

        Redemption Fee.    We will charge a redemption fee of 2.00% of the value of such Class A shares redeemed within 60 days of the time of any purchase (other than those shares acquired through reinvestment of dividends or other distributions) as described below under "Purchases and Sales of Our Shares—Selling Our Shares—Redemption Fee".

Class C Shares

        If you purchase Class C shares, you will not pay a sales charge at the time of purchase. However, you may pay a deferred sales charge if you redeem your shares within one year. In addition, Class C shares are subject to distribution (12b-1) fees of 0.75% of average daily net assets and services fees of 0.25% of average daily nets assets. Because Class C shares bear higher annual distribution and other expenses than Class A shares, they will tend to pay lower dividends than these shares. Our Distributor may pay a commission of up to 1.00% of the amount invested to dealers who sell Class C shares.

        You will not be assessed a contingent deferred sales charge for Class C shares if you redeem in the following situations:

  •
  death of a shareholder named on the relevant account;

  •
  disability of a shareholder named on the relevant account incurred after purchase of the shares; in order to be considered disabled, the shareholder's condition must meet the Social Security Administration's definition of disability;

  •
  to the extent the redemption represents a minimum required distribution from an individual retirement account or other retirement account or other retirement plan to a shareholder who is at least 70 1/2 years old;

  •
  to the extent the redemption is made in connection with limited automatic redemptions; or

  •
  to the extent the distribution is made pursuant to our right to liquidate or involuntarily redeem shares in a shareholder's account.

        Redemption Fee.    We will charge a redemption fee of 2.00% of the value of Class C shares redeemed within 60 days of the time of any purchase (other than those shares acquired through reinvestment of dividends or other distributions) as described below under "Purchases and Sales of Our Shares—Selling Our Shares—Redemption Fee".

Calculating the Contingent Deferred Sales Charge (CDSC)

        For purposes of determining the CDSC on Class A and Class C shares, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first (e.g., shares acquired through reinvestment of distributions and shares held longer than the required holding period), followed by shares that you have owned the longest.

Distribution and Shareholder Services Plans

        We have adopted distribution and shareholder services plans pursuant to Rule 12b-1 under the 1940 Act, or Plans.

        Distribution Fees.    The Plans allow us to pay distribution fees for the sale and distribution of our shares. Under the Plans, we pay our Distributor a quarterly distribution fee at an annual rate of up to 0.25% of the average daily value of our net assets attributable to the Class A shares and 0.75% of the average daily value of our net assets attributable to the Class C shares. Because these distribution fees are paid out of our assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

        Our Distributor is obligated to use the distribution fees received under the Plans for payments to qualifying dealers for their assistance in the distribution of our shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. Our Distributor bears distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by our Distributor in any fiscal year, which are not reimbursed from payments under the Plans accrued in such fiscal year, will not be carried over for payment under the Plans in any subsequent year.

        Service Fees.    The Plans also provide that we may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, we may pay the shareholder servicing agent a service fee at an annual rate of up to 0.10% of the average daily net asset value of our Class A shares and up to 0.25% of the average daily net asset value of our Class C shares owned by investors for which the shareholder servicing agent maintains a servicing relationship. Among the services provided by shareholder servicing agents are: answering customer inquiries regarding account matters; assisting in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on our behalf, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing subaccounting services for our shares held beneficially; and providing such other services as we or a shareholder may request.

Other Compensation

        Our Advisor and our Distributor, or their affiliates, may make payments from their own resources to dealers and other financial intermediaries for additional services or other expenses. These services and expenses may include, but are not limited to: (1) distribution services, which include expenses incurred by intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediary for their sales activities; (2) administrative services, which includes recordkeeping and other administrative services performed by a financial intermediary for its clients that would otherwise be performed by our Transfer Agent; (3) shareholder services, such as providing individual and custom investment advisory services to clients of a financial intermediary; and (4) marketing and promotional services, including business planning assistance, educating personnel about the Fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. Our Distributor also may sponsor seminars and conferences designed to educate intermediaries about the Fund and may pay the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the Fund's shares by ensuring that they are educated about the Fund and to help such intermediaries defray costs associated with offering the Fund. Any payments by our Advisor or our Distributor are in addition to any front end sales charge, up front commissions or Rule 12b-1 fees paid to dealers or other financial intermediaries. Because these payments are not made by the Fund or its shareholders, the Fund's total expense ratio will not be affected by such payments. Please contact your dealer or financial intermediary for details about payments it may receive. For further information about these payments, please consult the SAI.

PURCHASES AND SALES OF OUR SHARES

Purchasing Our Shares

        You can purchase our shares through authorized dealers, other financial intermediaries or directly through our Distributor. For accounts opened directly with us, a completed and signed application is required. Initial purchases and additional purchases of our shares can be made by check. You may also make additional purchases by wire or through the Automated Clearing House, or ACH.

        Initial Purchase by Mail.    In order to make an initial purchase by mail, you need to take the following steps:

        Step 1.    Complete an application.

        Step 2.    Mail your completed application along with a check, payable to RMR Real Estate Securities Fund, for at least the required minimum amount (see "Purchase Minimums" below) to our Transfer Agent at the above address.

        Additional Purchases by Wire.    In order to make additional purchases by wire, you need to take the following steps:

        Step 1.    Telephone our Transfer Agent toll free at (866) 759-5680 from anywhere within the United States. You will need to provide our Transfer Agent with the following information:

  •
  name of the Fund and share class;

  •
  account number;

  •
  amount to be wired;

  •
  name of the wiring bank; and

  •
  name and telephone number of the person to be contacted in connection with the order.

        Step 2.    Instruct the wiring bank to transmit at least the required minimum amount (see "Purchase Minimums" below) in federal funds to our Custodian:

  State Street Bank and Trust Company
  One Lincoln Street
  Boston, Massachusetts 02111
  ABA #: 011000028
  DDA Account #: 00344473
  Attn.: RMR Real Estate Securities Fund
  For further credit to: (Account Name)
  Account Number: (provided by Transfer Agent)

        Additional Purchases by Mail.    In order to make additional purchases by mail, you need to take the following steps:

        Step 1.    Make a check payable to RMR Real Estate Securities Fund for at least the required minimum amount (see "Purchase Minimums" below). Write your account number on the check.

        Step 2.    Mail your check and a detached stub from your account statement (or a letter providing your account number) to our Transfer Agent at the following address:

  RMR Funds Series Trust
  P.O. Box 44173
  Denver, Colorado 80201

        Purchase Minimums.    If you are an individual, you may open an account with us with a minimum purchase of $1,000. Additional purchases must be at least $250. We are free to reject any purchase order, and we reserve the right to waive or change these purchase minimums.

        Form of Payment.    We will accept payment for our shares in only the following forms:

  •
  a check drawn on any bank or U.S. savings institution; checks must be payable in U.S. dollars and will be accepted subject to collection at full face value; or

  •
  a bank wire or federal reserve wire of federal funds.

        Additional Purchases by ACH.    You may also purchase additional shares by ACH. To elect the Auto-Buy option, select it on your application or call our Transfer Agent and request an optional shareholder services form. ACH is similar to the pre-authorized automatic investment plan, except that you may choose the date on which you want to make the purchase. We will need a voided bank check or deposit slip before you may purchase by ACH. If you are interested in this option, please call (866) 759-5680.

        Purchases Through Dealers and Other Financial Intermediaries.    You may purchase our shares through selected authorized dealers and other financial intermediaries. These entities are responsible for promptly transmitting purchase orders to our Distributor and may impose transaction fees that are in addition to the sales charges or any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or financial intermediary for more information about any additional charges that may apply.

        Automatic Investment Plan.    Our automatic investment plan (the plan) provides a convenient way to invest in us. Under the plan, you can have money transferred automatically from your checking account to us each month to buy additional shares. If you are interested in this plan, please refer to the automatic investment plan section of the application or contact your broker or dealer. The market value of our shares may fluctuate, and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the plan at any time by notifying us by mail or telephone at the address or number on the back cover of this Prospectus.

Selling Our Shares

        You may sell or redeem our shares through authorized dealers, other financial intermediaries or directly through our Distributor. If your shares are held by a dealer or other financial intermediary in "street name", you must redeem your shares through that dealer or financial intermediary.

        Redemptions By Telephone.    To redeem shares by telephone, call our Transfer Agent at (866) 759-5680. In order to be honored at that day's price, we must receive any telephone redemption requests by the close of trading on the NYSE that day, generally 4:00 p.m., eastern time. If we receive your telephone redemption request after the close of trading on the NYSE, your redemption request will be honored at the next day's price.

        If you would like to change your telephone redemption instructions, you must send our Transfer Agent written notification signed by all of the account's registered owners, accompanied by signature guarantee(s), as described below.

        We may modify or suspend telephone redemption privileges without notice during periods of drastic economic or market changes. We have adopted reasonable procedures that are designed to ensure that any telephonic redemption instructions are genuine. Neither we nor our agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or terminate the telephone redemption privilege at any time on thirty days notice to shareholders.

        Redemptions By Mail.    You can redeem our shares by sending a written request for redemption to our Transfer Agent at the following address:

RMR Funds Series Trust
P.O. Box 44173
Denver, Colorado 80201

        A written redemption request must:

  •
  state the number of shares or dollar amount to be redeemed;

  •
  identify your account number and tax identification number; and

  •
  be signed by each registered owner exactly as the shares are registered.

        If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to our Transfer Agent together with your redemption request.

        For redemption made by corporations, executors, administrators or guardians, our Transfer Agent may require additional supporting documents evidencing the authority of the person making the redemption, including evidence of appointment or incumbency. For additional information regarding the specific documentation required, telephone our Transfer Agent toll free at (866) 759-5680.

        Our Transfer Agent will not consider your redemption request to be properly made until it receives all required documentation in proper form.

        Redemptions Through Dealers and Other Financial Intermediaries.    If you have an account with an authorized dealer or other financial intermediary, you may submit your redemption request to that dealer or financial intermediary. The dealer or financial intermediary is responsible for promptly transmitting redemption requests to our Distributor. Dealers and financial intermediaries may impose charges for handling redemption transactions placed through them that are in addition to the sales charges or any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or financial intermediary for more information about additional charges that may apply.

        Payment of Redemption Proceeds.    We will normally send you redemption proceeds by check. However, if you made the election on the application to receive redemption proceeds by wire, we will send you the proceeds by wire to your designated bank account. When proceeds of a redemption are to be paid to someone other than the shareholder, either by wire or check, you must send a letter of instruction and the signature(s) on the letter of instruction must be guaranteed, as described below, regardless of the amount of the redemption. Our Transfer Agent will normally mail checks for redemption proceeds within five business days. Redemptions by wire will normally be sent within two business days. We will delay the payment of redemption proceeds, however, if your check used to pay for the shares to be redeemed has not cleared, which may take up to fifteen days or more.

        Redemption Fee.    If you sell shares within 60 days of any purchase of Fund shares, we will apply a 2.00% fee to the entire amount of your sale proceeds. The redemption fee is intended to discourage short term trading in our shares. Short term trading can increase the expenses incurred by us and make portfolio management less efficient. The fee is payable to the Fund and is not a deferred sales charge or commission. The fee is calculated after any applicable sales charge is deducted and is in addition to any sales charge paid. We will use the "first-in, first-out" (FIFO) method to determine the 60 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 60 days or less, the fee will be charged. Therefore, we will first process any shares that are not subject to the fee. The redemption fee does not apply in the following circumstances: (i) redemptions of shares purchased by reinvesting dividend or capital gain distributions; (ii) redemptions of shares held in certain omnibus accounts, including retirement, pension, profit sharing and other qualified plans, as well as bank or trust company accounts; (iii) redemptions of shares held through broker dealer firm sponsored, discretionary asset allocation or wrap programs that utilize a regularly scheduled automatic rebalancing of assets and that we determine are not designed to facilitate short term trading; (iv) redemptions of shares due to the death or disability of a shareholder; (v) redemptions of shares in connection with required distributions and certain other transactions in an individual retirement account or qualified retirement plan and (vi) redemptions of shares by certain other accounts in our absolute discretion when a shareholder can demonstrate hardship. We reserve the right to modify or eliminate these waivers at any time.

        In addition to the circumstances noted above, we reserve the right to grant additional waivers based on such factors as operational limitations, contractual limitations and further guidance from the Securities and Exchange Commission, or SEC, or other regulators.

        If your shares are held through a financial intermediary in an omnibus or other group account, we rely on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain financial intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact that intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

        Signature Guarantee.    You may need to have your signature guaranteed in certain situations, such as:

  •
  written requests to wire redemption proceeds (if not previously authorized on your application);

  •
  sending redemption proceeds to any person, address or bank account not on record;

  •
  transferring redemption proceeds to a RMR fund account with a different registration (name/ownership) from yours; or

  •
  establishing certain services after the account is opened.

        You can obtain a signature guarantee from most banks, savings institutions, broker dealers and other guarantors acceptable to us. We do not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

        Redemption of Small Accounts.    If your account has a value of $1,000 or less as the result of any voluntary redemption, we may redeem your remaining shares. We will, however, give you thirty days notice of our intention to do so. During this thirty day notice period, you may make additional investments to increase your account value to $1,000 or more and avoid having us automatically liquidate your account.

        Redemptions in Kind.    We reserve the right to redeem in kind any redemptions that, during any 90 day period, exceed $250,000 or 1% of the Fund's net assets at the beginning of such period, whichever is less, by paying you the proceeds of a redemption in securities rather than in cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

        We intend to declare and pay dividends from our investment income quarterly. We intend to distribute net realized long or short term capital gains, if any, at least once a year. All distributions will be based on the NAV in effect on the payable date. Our Transfer Agent will automatically reinvest your dividends and distributions in additional shares of the Fund unless you elect to have them paid to you in cash.

Taxes

        The following brief discussion of federal income tax matters assumes you are a U.S. shareholder and that you hold your shares as a capital asset. More information concerning the federal income tax consequences of acquiring, owning and disposing of our shares is included in the SAI.

        We intend to be qualified under the regulated investment company, or RIC, provisions of the Code, although we cannot give complete assurance that we will so qualify. A RIC must generally derive at least 90% of its gross income from investment activities and own a sufficiently diversified portfolio of securities. More information concerning our qualification and taxation as a RIC is included in the SAI.

        Distributions paid to you out of our "investment company taxable income" will generally be taxable to you as ordinary income to the extent of our allocable earnings and profits. Distributions of our net capital gain (the excess of net long term capital gain over net short term capital loss), if any, are taxable to you as long term capital gain, regardless of how long you have owned our shares. We intend to distribute to our shareholders substantially all of our "investment company taxable income", as well as our net capital gain. A distribution of an amount in excess of allocable earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in our shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares. This tax treatment of dividends and distributions will apply whether the amounts were paid to you in cash or reinvested in additional shares.

        If you sell your shares, you may realize a capital gain or loss, which will be long term or short term generally depending on your holding period for the shares.

        Our distributions to you may also be subject to state and local taxes. You should consult with your tax advisor regarding your particular tax consequences of investing in our shares.

FREQUENT PURCHASES AND REDEMPTIONS

        Purchases of our shares should be made primarily for investment purposes. We do not knowingly accommodate frequent purchases and redemptions of our shares and, to our knowledge, there are no arrangements currently in place that are designed to permit any shareholder to engage in such activity. Our board of trustees has adopted the policies described below to discourage frequent purchases and redemptions of our shares. Our Advisor has adopted procedures for monitoring and enforcing compliance with these policies.

        Purchase and Investment Limitations.    There are no specific restrictions on the volume or number of purchases or redemptions of our shares a shareholder may make, although we reserve the right to restrict, reject or cancel (with respect to cancellation, within one day of the order), without any prior notice, any purchase order, including transactions we deem to represent excessive trading. In addition, we may restrict, reject or cancel any purchase order even if the transaction is not subject to specific limitations described in this Prospectus if we or our agents determine that accepting the order could interfere with the efficient management of our portfolio or otherwise may be materially detrimental to the interests of long term shareholders. We also reserve the right to terminate an investor's investment privileges. In determining whether trading activity may be materially detrimental to the interests of long term shareholders, we consider a number of factors, including, among other factors, an investor's trading activity in a single account or multiple accounts under common ownership, control or influence; the amount involved in the investor's trades; and the length of time an investment is held.

        Redemption Fee.    We charge a redemption fee of 2.00% of the value of any shares redeemed within 60 days of the time of purchase. This fee is intended to compensate the Fund for the costs that short term trading impose. We also use fair value pricing in an effort to reduce arbitrage opportunities available to short term traders.

        Limitations on Our Ability to Detect and Curtail Excessive Trading.    Investors seeking to engage in excessive trading may use a variety of strategies to evade detection and, despite our efforts to detect and prevent excessive trading, there is no guarantee that we or our agents will be able to identify such investors or curtail their trading. Our ability and that of our agents to detect and curtail excessive trading may also be limited by operational and technological limitations. In addition, we may receive purchase and redemption orders through financial intermediaries and will not always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by use of omnibus account arrangements offered by these financial intermediaries to investors. Omnibus account arrangements permit financial intermediaries to aggregate their clients' transactions and ownership positions, which often prevents us from knowing the identity of shareholders and therefore monitoring their trading activity. Pursuant to shareholder information agreements with certain financial intermediaries, we generally have access to information about trading activity within omnibus and other group accounts with financial intermediaries so that we are able to more effectively monitor trading activity in these accounts.

        Risks Associated With Excessive Trading.    To the extent we or our agents are unable to curtail excessive trading, such trading can be detrimental to our interests and the interests of long term shareholders. Cashflow volatility resulting from excessive trading of our shares, especially involving large dollar amounts, may interfere with the efficient management of our portfolio. Excessive trading may be disruptive if it makes it difficult for us to implement our long term investment strategies, for example by causing us to maintain a higher level of our assets in cash to accommodate such trading. Excessive trading may also be disruptive if it forces us to sell portfolio securities at inopportune times to raise cash to accommodate such trading. In addition, excessive trading may cause us to incur increased expenses; for example, we may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect our performance.

        To the extent we invest in securities that are thinly traded, traded infrequently, or are relatively less liquid, investors may seek to trade our shares in an effort to benefit from their understanding of the value of these securities, otherwise known as price arbitrage. Any frequent trading may interfere with the efficient management of our portfolio to a greater degree than a fund that invests in highly liquid securities, in part because we may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of our shares held by long term shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

        A description of our policies and procedures with respect to the disclosure of our portfolio holdings is in the SAI. Our annual and semi-annual reports, which are provided to shareholders and filed with the SEC, contain information about our portfolio holdings, including a complete schedule of our portfolio holdings. We also file a complete schedule of our portfolio holdings with the SEC on Form N-Q as of the end of the first and third fiscal quarters of each year. In addition, we will make available a complete listing of our portfolio holdings as of the calendar quarter end at www.rmrfunds.com within approximately fifteen calendar days after the calendar quarter end. Once our portfolio holdings are made public, there are no restrictions on providing that information to any shareholder or third party.

REPORTS TO SHAREHOLDERS

        Our fiscal year ends on December 31 of each year. We will send to you, at least semi-annually, reports which provide information about our investments and other information. An annual report, with audited information, will be sent to you each year.

Notice of Privacy Policy

        The Fund recognizes and respects the privacy concerns of its shareholders. The Fund does not sell your name or other information about you to anyone. The Fund collects nonpublic personal information about you in the course of doing business with shareholders and investors. "Nonpublic personal information" is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

The Fund collects this information from the following sources:

  •
  Information we receive from you on applications or other forms;

  •
  Information about your transactions with us and our service providers, or others; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

What the Fund discloses and to whom the Fund discloses information.

        The Fund only discloses nonpublic personal information the Fund collects about shareholders as permitted by law. For example, the Fund may disclose nonpublic personal information about shareholders to nonaffiliated third parties such as:

  •
  To government entities, in response to subpoenas or to comply with laws or regulations.

  •
  When you, the shareholder, direct the Fund to do so or consent to the disclosure.

  •
  To companies that perform necessary services for the Fund, such as data processing companies that the Fund uses to process your transactions or maintain your account.

  •
  To protect against fraud, or to collect unpaid debts.

  •
  In connection with disputes or litigation between the Fund and the concerned shareholder.

Information about former shareholders.

        If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Fund safeguards information.

        The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund does not have any employees. The Fund restricts access to your personal and account information to those persons who need to know that information in order to provide services to you. The Fund or its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customers of other financial institutions.

        In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

NOT A PART OF THE PROSPECTUS

FOR MORE INFORMATION

        If you would like more information about us, the following documents are available to you free upon request:

•
Annual and Semi-Annual Reports—Contains additional information about our performance. In our annual report, you will find a discussion of the market conditions and investment strategies that significantly affected our performance during our most recent fiscal year.

•
Statement of Additional Information (SAI)—Provides a fuller technical and legal description of our policies, investment restrictions and business structure. The SAI is legally considered to be a part of this Prospectus.

        If you would like a free copy of the current versions of any of the above documents for free, or other information about us, please contact us:

•	By mail	RMR Funds Series Trust
P.O. Box 44173
Denver, Colorado 80201
•	By telephone	1-866-759-5680
•	On the Internet	www.rmrfunds.com

        Information about us may also be available from your broker or financial advisor. In addition, other information about us, including our Annual and Semi-Annual Reports and SAI, may also be obtained from the Securities and Exchange Commission (SEC):

•	In person	Review and copy documents in the SEC's Public Reference Room in Washington, D.C. (for information call 1-202-551-8090).
•	On line	Retrieve information from the EDGAR database on the SEC's website at: http://www.sec.gov.
•	By mail	Request documents, upon payment of a duplicating fee, by writing to the SEC, Public Reference Section, Washington, D.C. 20549-0102 or by e-mailing the SEC at publicinfo@sec.gov.

SEC FILE #811-22116